Exhibit  99
                                                                   -----------

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                             RULE 13d-1(k) UNDER THE
                             SECURITIES ACT OF 1934

     The undersigned agree that Amendment No. 6 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date:
February __, 2004


HIGH COUNTRY BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By Its Trustees:

/s/ Timothy R. Glenn                                 February 17, 2004
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Timothy R. Glenn, as Trustee                         Date

/s/Philip W. Harsh                                   February 17, 2004
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Philip W. Harsh, as Trustee                          Date

/s/ Richard A. Young                                 February 17, 2004
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Richard A. Young, as Trustee                         Date


HIGH COUNTRY BANCORP, INC.
401(k) PROFIT SHARING PLAN & TRUST

By Its Trustees:

/s/ Timothy R. Glenn                                 February 17, 2004
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Timothy R. Glenn, as Trustee                         Date

/s/ Philip W. Harsh                                  February 17, 2004
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Philip W. Harsh, as Trustee                          Date

/s/ Richard A. Young                                 February 17, 2004
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Richard A. Young, as Trustee                         Date

/s/ Larry D. Smith                                   February 17, 2004
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Larry D. Smith, as Trustee                           Date





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/s/ Timothy R. Glenn                                 February 17, 2004
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Timothy R. Glenn, as an Individual Stockholder       Date


/s/ Philip W. Harsh                                  February 17, 2004
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Philip W. Harsh, as an Individual Stockholder        Date

/s/ Richard A. Young                                 February 17, 2004
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Richard A. Young, as an Individual Stockholder       Date